UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 31, 2026

W.W. Grainger, Inc.

(Exact name of registrant as specified in its charter)

Illinois	1-5684	36-1150280
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

100 Grainger Parkway,		60045-5201
Lake Forest, Illinois		(Zip Code)
(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (847) 535-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	GWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2026, Deidra C. Merriwether, the current Senior Vice President and Chief Financial Officer of W.W. Grainger, Inc. (the “Company”), notified the Board of Directors (“Board”) of the Company that she has made the personal decision to resign as Senior Vice President and Chief Financial Officer of the Company to pursue another opportunity, effective September 4, 2026. Ms. Merriwether’s resignation is not due to any disagreement with respect to the Company’s operations, financial statements, internal controls, policies or practices, or the Company’s independent auditors. On July 31, 2026, the Board appointed Laurie R. Thomson to serve as interim Chief Financial Officer (“CFO”) of the Company, effective September 5, 2026, and she will continue to serve as Vice President, Controller of the Company. The Company will begin a search process for the next CFO immediately.

Ms. Thomson, age 53, has served as Vice President, Controller and principal accounting officer of the Company since May 2021. Prior to that, Ms. Thomson served as Vice President, Internal Audit and Finance Continuous Improvement from November 2019 to April 2021, Vice President, Internal Audit from October 2016 to November 2019, Senior Director, Finance from June 2011 to September 2016, and Director, Internal Audit from February 2008 to June 2011. Prior to joining the Company, Ms. Thomson served as Director, Internal Audit at CVS Health Corporation, a pharmacy healthcare provider, and as an Audit Manager at Arthur Andersen LLP, a former professional services firm. Ms. Thomson is a certified public accountant. In connection with Ms. Thomson’s appointment as interim CFO, her base salary will increase from $455,271 to $500,000 and Ms. Thomson will receive a one-time award of restricted stock units on October 1, 2026 with an approximate grant value of $750,000, which vests in three equal installments on each of October 1, 2027, October 1, 2028 and October 1, 2029.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2026

W.W. GRAINGER, INC.

By:	/s/ Paul J. Stanukinas
Name:	Paul J. Stanukinas
Title:	Vice President and Corporate Secretary